UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2019
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 13, 2019, William R. McDermott, a member of the Board of Directors of Under Amour, Inc. (the “Company”) notified the Company of his intention to resign from its Board of Directors, effective January 1, 2020, as he assumes the role of President and Chief Executive Officer of ServiceNow, Inc. Mr. McDermott has resigned from all outside boards on which he is serving as he assumes this new role. Mr. McDermott joined Under Armour’s Board of Directors in 2005 prior to its initial public offering.
“On behalf of the Board, I would like to thank Bill for 15 years of dedicated leadership and passionate service to our brand,” said Under Armour Chairman and Chief Executive Officer Kevin Plank. “Having benefited tremendously from his counsel and sound judgment, his unwavering commitment throughout our journey has contributed immensely to Under Armour’s success.”
“I am deeply honored to have had the opportunity to work with Kevin and the Company’s Board of Directors, watching Under Armour grow from $205 million into a $5 billion global athletic performance game changer,” said Bill McDermott. “I have great confidence that senior leadership has laid out a vision for the company that will guide Under Armour well into its next chapter and beyond. I have an immense love for the brand and will remain diehard UA!”
As previously announced on October 22, 2019, Under Armour, Inc. President and Chief Operating Officer Patrik Frisk will become the company’s Chief Executive Officer effective January 1, 2020 and a member of Under Armour’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: November 14, 2019	By:	/s/ David E. Bergman
David E. Bergman
Chief Financial Officer